                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 29, 2006

   MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and
      Servicing Agreement, dated as of September 1, 2006, providing for the issuance of Specialty Underwriting & Residential Finance Trust Mortgage
                Loan Asset-Backed Certificates, Series 2006-AB3)

       Specialty Underwriting & Residential Finance Trust, Series 2006-AB3
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      333-127233                13-3416059
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)

            250 Vesey Street
        4 World Financial Center
               28th Floor
              New York, NY                                               10080
(Address of Principal Executive Offices)                              (Zip Code)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 2.01. Completion of Acquisition or Disposition of Assets: General

          On October 18, 2006, Specialty Underwriting & Residential Mortgage Trust, Series 2006-AB3 (the "Trust"), acquired $69,165,613.32 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement, dated as September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National Association, as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated September 8, 2006, and the Prospectus Supplement, dated September 22, 2006 (together the "Prospectus").

          On November 14, 2006, Specialty Underwriting & Residential Mortgage Trust, Series 2006-AB3 (the "Trust"), acquired $35,833,571.20 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement, dated as September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National Association, as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated September 8, 2006, and the Prospectus Supplement, dated September 22, 2006 (together the "Prospectus").

     ITEM 9.01. Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------------                            -----------
99.1                Mortgage Loan Characteristics revised to include the
                    Subsequent Mortgage Loans transferred pursuant to the
                    Subsequent Transfer Instruments.

10.1 Subsequent Transfer Instrument (without Exhibits), dated as of October 18, 2006, between Merrill Lynch Mortgage
                    Investors, Inc., as seller (the "Depositor"), and U.S. Bank
                    National Association, as Trustee.

10.2 Subsequent Transfer Instrument (without Exhibits), dated as of November 14, 2006, between Merrill Lynch Mortgage
                    Investors, Inc., as seller (the "Depositor") and U.S. Bank
                    National Association, as Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: November 29, 2006


                                       By: /s/ Tom Saywell
                                           -------------------------------------
                                       Name: Tom Saywell
                                       Title: Vice-President

                                INDEX TO EXHIBITS

Exhibit No.                               Description
-----------                               -----------
99.1          Mortgage Loan Characteristics revised to include the Subsequent
              Mortgage Loans transferred pursuant to the Subsequent Transfer
              Instruments.

10.1          Subsequent Transfer Instrument (without Exhibits), dated as of
              October 18, 2006, between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor"), and U.S. Bank National Association, as Trustee.

10.2          Subsequent Transfer Instrument (without Exhibits), dated as of
              November 14, 2006, between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as
              Trustee.